UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) October 19, 2004

ARBITRON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-0196952-0278528

(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of Principal Executive Offices)	(Zip Code)

(212) 887-1300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 19, 2004, we issued a press release reporting 2004 third quarter financial results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Arbitron Inc. News Release dated October 19, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.
Date: October 19, 2004	By:	/s/ Dolores L. Cody
Dolores L. Cody
Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Arbitron Inc. News Release dated October 19, 2004.

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